                                                                    Exhibit 10.1

                       AMENDMENT TO THE SECOND AMENDED AND
                        RESTATED LAND PURCHASE AGREEMENT

WHEREAS, the ST. REGIS MOHAWK GAMING AUTHORITY (the "AUTHORITY" or "PURCHASER"),
and MONTICELLO RACEWAY MANAGEMENT, INC. ("Seller"), a Delaware Corporation,
having an address at Route I 7B, P.O. Box 5013, Monticello, New York 12701-5193,
entered into the Second Amended and Restated Land Purchase Agreement as of
December 1, 2005 (the "AGREEMENT"), and

WHEREAS, Section 9.01 of the Agreement provides that the Closing (defined therein) shall take place not later than June 30, 2006, which date may be adjourned by Seller until no later than December 31,2006, and

WHEREAS, the parties previously agreed to extend the date, and

WHEREAS, it is the intent of the parties that the date for the Closing be further extended,

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the undersigned hereby agree as follows:

1.    Section 9.01 of the Agreement is amended to read as follows:

            Section 9.01. Closing Date. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place upon ten
      (10) days' notice from Purchaser to Seller on a date that shall be not later than December 31, 2006, as to which date, TIME SHALL BE OF THE
      ESSENCE with respect to Purchaser. Such date, or any other date to which the Closing may be adjourned by Seller (in no event shall Seller have the right to extend the Closing past March 31, 2008, as to which date, TIME
      SHALL BE OF THE ESSENCE), is referred to herein as the "Closing Date". The
      Closing shall be held at the offices of Seller's attorneys, Latham &
      Watkins LLP, 885 Third Avenue, New York, New York 10022.

2.    All other provisions of the Agreement remain unchanged.

3.    The Purchaser and the Seller represent and warrant to each other that each has full power and authority to execute this Amendment and to be bound by and perform the terms hereof. Each party shall furnish evidence of such authority to the other, which shall be attached to this Amendment,

SIGNATURES COMMENCE ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the 3 day of May, 2007.

ST. REGIS MOHAWK                               MONTOCELLO RACEWAY
GAMING AUTHORITY                               MANAGEMENT, INC.

BY /s/ Barbara A. Lazore                       BY /s/ David P. Hanlon
   ------------------------------                 ------------------------------
   BARBARA A. LAZORE, MEMBER                      DAVID P. HANLON
   MANAGEMENT BOARD                               PRESIDENT & CEO

BY /s/ James W. Ransom
   ------------------------------
   JAMES W. RANSOM, MEMBER
   MANAGEMENT BOARD

BY /s/ Lorraine White
   ------------------------------
   LORRAINE WHITE, MEMBER
   MANAGEMENT BOARD